Exhibit 99.5

AMN HEALTHCARE

EQUITY PLAN

RESTRICTED STOCK UNIT AGREEMENT

THIS RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”), made this DATE by and between AMN Healthcare Services, Inc. (the “Company”), a Delaware corporation, and NAME (the “Grantee”).

W I T N E S S E T H:

WHEREAS, the Company sponsors the AMN Healthcare Equity Plan (the “Plan”), and desires to afford the Grantee the opportunity to share in the appreciation of the Company’s common stock, par value $.01 per share (“Stock”) thereunder, thereby strengthening the Grantee’s commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and the Grantee.

NOW THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

1. Definitions.

The following definitions shall be applicable throughout the Agreement. Where defined terms are not defined herein, their meaning shall be that set forth in the Plan.

(a) “Affiliate” means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(b) “Cause” means the Company or an Affiliate having “cause” to terminate an Grantee’s employment or service, as defined in any existing employment, consulting or any other agreement between the Grantee and the Company or a Subsidiary or Affiliate, or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Grantee has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Grantee has engaged or is about to engage in conduct injurious to the Company or an Affiliate, (iii) the Grantee having been convicted of, or pleaded guilty or no contest to, a felony or a crime involving moral turpitude or (iv) the failure of the Grantee to follow the lawful instructions of the Board or his direct superiors; provided, however, that in the instances of clauses (i), (ii) and (iv), the Company or Affiliate, as applicable, must give the Grantee twenty (20) days’ prior written notice of the defaults constituting “cause” hereunder.

(c) “Change in Control” shall, unless in the case of a particular RSU, the applicable Restricted Stock Unit Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

(ii) the dissolution or liquidation of the Company;

(iii) the sale of all or substantially all of the business or assets of the Company; or

(iv) the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), if immediately following such Business Combination: (x) a Person is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or (y) the Company’s shareholders cease to beneficially own, directly or indirectly, in substantially the same proportion as they owned the then outstanding voting securities immediately prior to the Business Combination, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation). “Surviving Corporation” shall mean the corporation resulting from a Business Combination, and “Parent Corporation” shall mean the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.

(d) “Committee” means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

(e) “Grant Date” means             , which is the date specified in the authorization of this RSU grant.

(f) “Grantee” means an individual who has been selected by the Committee to participate in the Plan and to receive a RSU grant pursuant to Section 2.

(g) “Restricted Stock Unit” or “RSU” means an award granted under Section 2.

2. Grant of Restricted Stock Units. Subject to the terms and conditions set forth herein, the Company hereby grants to the Grantee an aggregate of              Restricted Stock Units (“RSUs”).

3. Vesting Schedule. No RSUs may be settled until they shall have vested. Except as otherwise set forth in this Agreement or in the Plan, the RSUs will vest on the third anniversary of the Grant Date. Notwithstanding the foregoing, in the event performance objectives set forth in Schedule I attached hereto are met, 33% of the RSUs shall vest on the 13th month anniversary of the Grant Date and an additional 34% of the RSUs shall vest on the second anniversary of the Grant Date.

4. Deferral of RSUs.

(a) Each vested RSU entitles the Grantee to receive one share of Stock on the “Settlement Date” which shall be the later of (i) the vesting date for such RSU or (ii) the end of the deferral period specified by the Grantee. Any deferral period must be expressed as a number of whole years, not less than three (3), beginning on the Grant Date. Such deferral election shall be made within 30 days of the Grant Date. This deferral period will apply only to the deferral election made on the specific deferral election form. In addition, any such deferral must apply to receipt of all shares of Stock underlying the entire Grant; for example, a deferral period of five (5) years would result in the Grantee receiving shares of Stock underlying the entire Grant five (5) years from the Grant Date regardless of the fact that the RSUs may have vested at differing times. (If no deferral period is specified on the deferral election form, Stock will be issued as soon as practicable upon vesting of the RSUs). If the Grantee wishes to elect to delay his original Settlement Date, such election must be made at least twelve (12) months in advance of the Settlement Date and the new Settlement Date must be at least five (5) years after the original Settlement Date.

(b) Shares of Stock underlying the RSUs shall be issued and delivered to the Grantee in accordance with paragraph (a) and upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Committee as to such compliance shall be final and binding on the Grantee. The shares of Stock delivered to the Grantee pursuant to this Section 4 shall be free and clear of all liens, fully paid and non-assessable.

(c) Until such time as shares of Stock have been issued to the Grantee pursuant to paragraph (b) above, and except as set forth in Section 5 below regarding dividend equivalents, the Grantee shall not have any rights as a holder of the shares of Stock underlying this Grant including but not limited to voting rights.

5. Dividend Equivalents. If on any date the Company shall pay any cash dividend on shares of Stock of the Company, the number of RSUs credited to the Grantee shall, as of such date, be increased by an amount determined by the following formula:

W = (X multiplied by Y) divided by Z, where:

W = the number of additional RSUs to be credited to the Grantee on such dividend payment date;

X = the aggregate number of RSUs (whether vested or unvested) credited to the Grantee as of the record date of the dividend;

Y = the cash dividend per share amount; and

Z = the Fair Market Value per share of Stock (as determined under the Plan) on the dividend payment date.

6. Termination of Employment.

(a) If, prior to the Settlement Date, the Grantee shall undergo a termination of employment other than for Cause, (i) the RSUs which are vested at the time of such termination shall be determined in accordance with Section 3, (ii) the RSUs which are not vested at the date of such termination shall expire on such date. In the event of such termination, regardless of the Grantee’s deferral election, the Company, as soon as practicable following the effective date of termination shall issue shares of Stock to Grantee (or Grantee’s designated beneficiary or estate executor in the event of Grantee’s death) with respect to any RSUs which, as of the effective date of termination, have vested but for which shares of Stock had not yet been issued to Grantee. Notwithstanding the foregoing, if the Grantee is a specified employee (as defined in Section 409A of the Code), any distribution on account of termination of employment shall be delayed until at least six months after such termination of employment.

(b) If, prior to the Settlement Date, the Grantee is terminated from the employment or service with the Company for Cause, all RSUs then held by such Grantee (whether or not vested) shall expire immediately upon such cessation of employment or service.

7. Company; Grantee.

(a) The term “Company” as used in this Agreement with reference to employment shall include the Company, its Subsidiaries and its Affiliates, as appropriate.

(b) Whenever the word “Grantee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the RSUs may be transferred by will or by the laws of descent and distribution, the word “Grantee” shall be deemed to include such person or persons.

8. Non-Transferability. The RSUs are not transferable by the Grantee other than to a designated beneficiary upon death, by will or the laws of descent and distribution, to a trust solely for the benefit of the Grantee or his immediate family, and are exercisable during the Grantee’s lifetime only by him, or in the case of the RSUs being held by such a trust, by the trustee.

9. Forfeiture for Non-Compete Violation.

(a) Non-Compete. The Grantee agrees that during the term of Grantee’s employment and for a period of two years thereafter (the “Coverage Period”) the Grantee will not engage in, consult with, participate in, hold a position as shareholder, director, officer, consultant, employee, partner or investor, or otherwise assist any business entity (i) in any State of the United States of America or (ii) in any other country in which the Company has business activities, in either case, that is engaged in any activities which are competitive with the business of providing healthcare or other personnel on a temporary or permanent placement basis to hospitals, healthcare facilities, healthcare provider practice groups or other entities and any and all business activities reasonably related thereto in which the Company or any of its divisions, affiliates or subsidiaries are then engaged.

(b) Non-Solicit. The Grantee agrees that during the Coverage Period, he shall not solicit, attempt to solicit or endeavor to entice away from the Company any person who, at any time during the term of his employment was a traveling nurse, physician, allied healthcare professional or other healthcare professional, employee, customer, client or supplier of the Company.

(c) Confidential and Proprietary Information. The Grantee agrees that he will not, at any time make use of or divulge to any other person, firm or corporation any confidential or proprietary information concerning the business or policies of the Company or any of its divisions, affiliates or subsidiaries. For purposes of this Agreement, any confidential information shall constitute any information designated as confidential or proprietary by the Company or otherwise known by the Grantee to be confidential or proprietary information including, without limitation, customer information. Grantee acknowledges and agrees that for purposes of this Agreement, “customer information” includes without limitation, customer lists, all lists of professional personnel, names, addresses, phone numbers, contact persons, preferences, pricing arrangements, requirements and practices. Grantee’s obligation under this Section 9(c) shall not apply to any information which (i) is known publicly; (ii) is in the public domain or hereafter enters the public domain without the fault of Grantee; or (iii) is hereafter disclosed to Grantee by a third party not under an obligation of confidence to the Company. Grantee agrees not to remove from the premises of the Company, except as an employee of the Company in pursuit of the business of the Company or except as specifically permitted in writing by the Company, any document or other object containing or reflecting any such confidential or proprietary information.

Grantee recognizes that all such information, whether developed by the Grantee or by someone else, will be the sole exclusive property of the Company. Upon termination of employment, Grantee shall forthwith deliver to the Company all such confidential or proprietary information, including without limitation all lists of customers, pricing methods, financial structures, correspondence, accounts, records and any other documents, computer disks, computer programs, software, laptops, modems or property made or held by him or under his control in relation to the business or affairs of the Company or any of its divisions, subsidiaries or affiliates, and no copy of any such confidential or proprietary information shall be retained by him.

(d) Forfeiture for Violations. If the Grantee shall at any time violate the provisions of Section 9(a), (b), or (c), the Grantee shall immediately forfeit his RSUs (whether vested or unvested) and any issuance of shares of Stock which occurs after (or within 6 months before) any such violation shall be void ab initio.

10. Rights as Stockholder. The Grantee or a transferee of the RSUs shall have no rights as a stockholder with respect to any share of Stock covered by the RSUs until the Grantee shall have become the holder of record of such share and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Stock for which the record date is prior to the date upon which she shall become the holder of record thereof.

11. Effect of Change in Control.

(a) In the event of a Change in Control, notwithstanding any vesting schedule, 100% of the RSUs shall become immediately vested and the Company shall issue shares of Stock to the Grantee to settle the RSUs.

(b) The obligations of the Company under this Agreement shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of the Grantee’s rights under this Agreement in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

12. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to her at her address as recorded in the records of the Company.

13. No Right to Continued Employment. This Agreement shall not be construed as giving the Grantee the right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate. Further, the Company or an Affiliate may at any time dismiss the Grantee or discontinue any consulting relationship, free from any liability or any claim under this Agreement, except as otherwise expressly provided herein.

14. Binding Effect. Subject to Section 7 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

15. Amendment of Agreement. The Committee may, to the extent consistent with the terms of this Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any portion of the RSUs heretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of the Grantee in respect of any RSUs already granted shall not to that extent be effective without the consent of the Grantee.

16. RSUs Subject to Plan and 2005 Amended and Restated Executive Nonqualified Excess Plan, as amended. By entering into this Agreement, the Grantee agrees and acknowledges that the Grantee has received and read a copy of the Plan and a copy of the Company’s 2005 Amended and Restated Executive Nonqualified Excess Plan. The RSUs are subject to the terms of both plans. The terms and provisions of the plans as they may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of either the Plan or the Company’s 2005 Amended and Restated Executive Nonqualified Excess Plan , the applicable terms and provisions of the applicable plan will govern and prevail.

17. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AMN HEALTHCARE SERVICES, INC.

By:
Name:
Title:

GRANTEE

By:
Name: